SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  January 27, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On January 27, 2003 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 27, 2003 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 31, 2003           By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 27, 2003



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      January 27, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       82,400,000.00    39,137,713.99   6,017,293.73      58,097.76     6,075,391.49     0.00      0.00       33,120,420.26
IA2       59,500,000.00    59,500,000.00           0.00     288,575.00       288,575.00     0.00      0.00       59,500,000.00
IA3       27,350,000.00    27,350,000.00           0.00     148,829.58       148,829.58     0.00      0.00       27,350,000.00
IA4       11,150,000.00    11,150,000.00           0.00      63,555.00        63,555.00     0.00      0.00       11,150,000.00
IA5       23,425,364.00    23,425,364.00           0.00     138,990.49       138,990.49     0.00      0.00       23,425,364.00
IIA1     376,138,403.00   315,473,993.56   9,658,183.04   1,971,712.46    11,629,895.50     0.00      0.00      305,815,810.52
AR               100.00             0.00           0.00           0.00             0.00     0.00      0.00                0.00
IPP              100.00           100.00           0.00           0.63             0.63     0.00      0.00              100.00
IIPP             100.00           100.00           0.00      23,421.54        23,421.54     0.00      0.00              100.00
IIP       11,669,831.00     9,968,328.14     237,301.62           0.00       237,301.62     0.00      0.00        9,731,026.52
IM1        4,777,159.00     4,777,159.00           0.00      27,866.76        27,866.76     0.00      0.00        4,777,159.00
IM2        2,653,977.00     2,653,977.00           0.00      15,481.53        15,481.53     0.00      0.00        2,653,977.00
IB         1,061,592.00     1,061,592.00           0.00       6,192.62         6,192.62     0.00      0.00        1,061,592.00
IIB1       4,997,532.00     4,966,472.57       3,962.47      31,040.45        35,002.92     0.00      0.00        4,962,510.10
IIB2       3,198,420.00     3,178,541.97       2,535.98      19,865.89        22,401.87     0.00      0.00        3,176,005.99
IIB3       1,399,308.00     1,390,611.36       1,109.49       8,691.32         9,800.81     0.00      0.00        1,389,501.87
IIB4         799,605.00       794,635.49         634.00       4,966.47         5,600.47     0.00      0.00          794,001.49
IIB5         599,703.00       595,975.88         475.50       3,724.85         4,200.35     0.00      0.00          595,500.38
IIB6         999,508.00       993,296.79         792.50       6,208.10         7,000.60     0.00      0.00          992,504.29
IX                 0.00             0.00           0.00     230,901.78       230,901.78     0.00      0.00                0.00
TOTALS   612,120,702.00   506,417,861.75  15,922,288.33   3,048,122.23    18,970,410.56     0.00      0.00      490,495,573.42

IAIO      20,000,000.00    20,000,000.00           0.00     108,333.33       108,333.33     0.00      0.00       20,000,000.00
IIX       22,733,446.00    18,951,753.74           0.00     118,448.46       118,448.46     0.00      0.00       18,354,054.39
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VP63      474.97225716    73.02540934        0.70506990       73.73047925    401.94684782       IA1      1.670000 %
IA2     22540VP71    1,000.00000000     0.00000000        4.85000000        4.85000000  1,000.00000000       IA2      5.820000 %
IA3     22540VP89    1,000.00000000     0.00000000        5.44166654        5.44166654  1,000.00000000       IA3      6.530000 %
IA4     22540VP97    1,000.00000000     0.00000000        5.70000000        5.70000000  1,000.00000000       IA4      6.840000 %
IA5     22540VQ21    1,000.00000000     0.00000000        5.93333320        5.93333320  1,000.00000000       IA5      7.120000 %
IIA1    22540VQ47      838.71785238    25.67720542        5.24198658       30.91919200    813.04064696       IIA1     7.500000 %
AR      22540VR53        0.00000000     0.00000000        0.00000000        0.00000000      0.00000000       AR       7.500000 %
IPP     22540VR95    1,000.00000000     0.00000000        6.30000000        6.30000000  1,000.00000000       IPP      6.861383 %
IIPP    22540VS29    1,000.00000000     0.00000000  ################  ################  1,000.00000000       IIPP     7.500000 %
IIP     22540VQ62      854.19644380    20.33462353        0.00000000       20.33462353    833.86182028       IIP      0.000000 %
IM1     22540VQ70    1,000.00000000     0.00000000        5.83333316        5.83333316  1,000.00000000       IM1      7.000000 %
IM2     22540VQ88    1,000.00000000     0.00000000        5.83333239        5.83333239  1,000.00000000       IM2      7.000000 %
IB      22540VQ96    1,000.00000000     0.00000000        5.83333333        5.83333333  1,000.00000000       IB       7.000000 %
IIB1    22540VR20      993.78504630     0.79288537        6.21115583        7.00404119    992.99216093       IIB1     7.500000 %
IIB2    22540VR38      993.78504699     0.79288524        6.21115738        7.00404262    992.99216175       IIB2     7.500000 %
IIB3    22540VR46      993.78504232     0.79288477        6.21115580        7.00404057    992.99215755       IIB3     7.500000 %
IIB4    22540VR61      993.78504387     0.79289149        6.21115426        7.00404575    992.99215238       IIB4     7.500000 %
IIB5    22540VR79      993.78505694     0.79289248        6.21115786        7.00405034    992.99216445       IIB5     7.500000 %
IIB6    22540VR87      993.78573258     0.79289010        6.21115589        7.00404599    992.99284248       IIB6     7.500000 %
TOTALS                 827.31699826    26.01168083        4.97960977       30.99129060    801.30531743

IAIO    22540VQ39    1,000.00000000     0.00000000        5.41666650        5.41666650  1,000.00000000       IAIO     6.500000 %
IIX     22540VQ54      833.65072502     0.00000000        5.21031699        5.21031699    807.35909505       IIX      7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Section 4.04(a)(i)        Scheduled Principal Payments (Total)                                                     437,506.96
                                                Group 1                                                            165,596.32
                                                Group 2                                                            271,910.64

                          Principal Prepayments (Total)                                                         15,484,781.37
                                                Group 1                                                          5,851,697.41
                                                Group 2                                                          9,633,083.96

                          Repurchase Principal (Total)                                                                   0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00

                          Substitution Amounts (Total)                                                                   0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00

                          Net Liquidation Proceeds (Total)                                                               0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00

                          Insurance Proceeds (Total)                                                                     0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00

                          Other Principal (Total)                                                                        0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                 5
                                                Group 1                                                                     0
                                                Group 2                                                                     5

                          Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)       808,477.09
                                                Group 1                                                                  0.00
                                                Group 2                                                            808,477.09

                          Amount of Prepayment Penalties Collected (Total)                                          23,420.91
                                                Group 1                                                                  0.00
                                                Group 2                                                             23,420.91

Section 4.04(a)(v)        Beginning Number of Loans Outstanding (Total)                                                 3,152
                                                Group 1                                                                   616
                                                Group 2                                                                 2,536

                          Beginning Aggregate Loan Balances (Total)                                            507,479,453.12
                                                Group 1                                                        170,117,496.95
                                                Group 2                                                        337,361,956.17

                          Ending Number of Loans Outstanding (Total)                                                    3,074
                                                Group 1                                                                   602
                                                Group 2                                                                 2,472

                          Ending Aggregate Loan Balances (Total)                                               491,557,164.79
                                                Group 1                                                        164,100,203.22
                                                Group 2                                                        327,456,961.57

                          Servicing Fees (Total, including Master Servicing, TGIC, and PMI Fees)                   271,404.22
                                                Group 1                                                             44,486.77
                                                Group 2                                                            226,917.45

Section 4.04(a)(viii)     Current Advances (Total)                                                                        N/A
                                                Group 1                                                                   N/A
                                                Group 2                                                                   N/A

                          Outstanding Advances (Total)                                                                    N/A
                                                Group 1                                                                   N/A
                                                Group 2                                                                   N/A

Section 4.04(a)(ix)       Delinquent Mortgage Loans
                            Group 1
                                                                      Principal
                           Category              Number                Balance               Percentage
                           1 Month                   6             1,679,252.96                  1.02 %
                           2 Month                   7             2,000,631.64                  1.22 %
                           3 Month                   4             1,163,156.45                  0.71 %
                           Total                    17             4,843,041.05                  2.95 %

                            Group 2
                                                                      Principal
                           Category              Number                Balance               Percentage
                           1 Month                  49             8,183,839.07                  2.50 %
                           2 Month                  22             3,163,028.25                  0.97 %
                           3 Month                  19             2,539,740.12                  0.78 %
                            Total                   90            13,886,607.44                  4.25 %
                            Group Totals
                                                                      Principal
                           Category              Number                Balance               Percentage
                           1 Month                  55             9,863,092.03                  2.01 %
                           2 Month                  29             5,163,659.89                  1.05 %
                           3 Month                  23             3,702,896.57                  0.75 %
                            Total                  107            18,729,648.49                  3.81 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                               0                    0.00                  0.00 %
                           Group 2
                                                Principal
                           Number               Balance                Percentage
                               0                    0.00                  0.00 %
                          Group Totals
                                                Principal
                           Number               Balance                Percentage
                               0                    0.00                  0.00 %
                          * Only Current Bankruptcies are reflected in the table above.

                          Group 1 Balance of Bankruptcies delinquent 31 to 60 Days                                       0.00
                          * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                          Foreclosures
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                               9            3,675,815.90                  2.24 %
                           Group 2
                                                Principal
                           Number               Balance                Percentage
                              49            7,187,656.55                  2.19 %

                          Group Totals
                                                Principal
                           Number               Balance                Percentage
                              58           10,863,472.45                  2.21 %

Section 4.04(a)(xi)       REO Properties
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                               3            1,132,453.51                  0.69 %
                           Group 2
                                                Principal
                           Number               Balance                Percentage
                              14            1,880,931.61                  0.57 %
                          Group Totals
                                                Principal
                           Number               Balance                Percentage
                              17            3,013,385.12                  0.61 %



Section 4.04(a)(xii)      Current Realized Losses (Total)                                                                0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00

                          Cummulative Realized Losses (Total)                                                            0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00

Section 4.04(a)(xiii)     Weighted Average Term to Maturity (Deal)                                                        327
                                                Group 1                                                                   326
                                                Group 2                                                                   328

Section 4.04(a)(xiv)      Number of Claims Submitted under the TGIC PMI policy                                            N/A
                          Number of Claims Submitted under the TGIC PMI policy                                            N/A
                          Total Amount of Claims Submitted under the TGIC PMI policy                                      N/A
                          Total of Claims Paid under the TGIC PMI policy                                                  N/A

Group 1 Trigger Event     Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5%?)                           NO
                          Rolling 3 Month Delinquency Rate                                                          3.83937 %

Group 1 O/C Reporting     Targeted Overcollateralization Amount                                                  1,061,590.96
                          Ending Overcollateralization Amount                                                    1,061,590.96
                          Ending Overcollateralization Deficiency                                                        0.00
                          Group II Excess Interest                                                                   5,790.03
                          Overcollateralization Release Amount                                                           0.00
                          Monthly Excess Interest                                                                  236,931.36
                          Monthly Excess Interest applied as Basis Risk Shortfall payments (See Below)               6,029.57
                          Payment to Class I-X                                                                     230,901.78

Basis Risk Shortfalls Paid              Class I-A-1                                                                      0.00
                                        Class I-A-2                                                                      0.00
                                        Class I-A-3                                                                      0.00
                                        Class I-A-4                                                                      0.00
                                        Class I-A-5                                                                  5,048.49
                                        Class I-PP                                                                       0.05
                                        Class I-M-1                                                                    551.83
                                        Class I-M-2                                                                    306.57
                                        Class I-B                                                                      122.63

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.